UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2015
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1110 – 885 West Georgia
Vancouver, British Columbia, Canada	V6C 3E8
(Address of principal executive offices)	(Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 16, 2015, Destiny Media Technologies Inc. (the “Company” or “Destiny”) issued a news release announcing that its board of directors have approved a proposed private placement offering of up to 2,020,000 Units at a price of USD$0.25 per Unit for maximum gross proceeds of $505,000 (the “Offering”).

Each Unit will be comprised of one common share of Destiny and one-half of one common share purchase warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one additional common share at USD$0.30 per share for a period of two years from the date of the issue. Destiny will have the right to accelerate the expiry date of the Warrants if, at any time, the average closing price of Destiny’s common shares is equal to or greater than USD$1.25 for 20 consecutive trading days. In the event of acceleration, the expiry date will be accelerated to a date that is 30 days after Destiny issues a news release announcing that it has elected to exercise this acceleration right.

Destiny plans to use the gross proceeds of the Offering for working capital purposes.

Closing of the proposed Offering is subject to a number of conditions, including receipt of all necessary corporate and regulatory approvals, including approval of the TSX Venture Exchange.

The securities described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended, (the “U.S. Securities Act”) or any state securities laws, and accordingly, may not be offered or sold within the United States except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of Destiny's securities in the United States.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit

99.1	News Release dated October 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.
Date: October 16, 2015
	By:	/s/ STEVEN E. VESTERGAARD

STEVE VESTERGAARD
Chief Executive Officer and President